UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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McDermott International, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 5, 2017.

MCDERMOTT INTERNATIONAL, INC.

MCDERMOTT INTERNATIONAL, INC.
757 N. ELDRIDGE PKWY
HOUSTON, TX 77079

Meeting Information
Meeting Type: Annual Meeting
Date: May 5, 2017 Time: 10:00 a.m., local time
For holders as of: March 13, 2017
Location:	The Westin Houston Hotel 945 Gessner Road Houston, Texas 77024

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request an email or paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT

How to View Online:
Have the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
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— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Please review the proxy materials for the requirements for admission to the meeting. Please note that you may be asked to present valid photo identification and proof of share ownership when you check in for registration prior to the meeting. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com to transmit your voting instructions and to request electronic delivery of information up until 11:59 P.M., Eastern Time, on May 4, 2017 (May 2, 2017 for participants in McDermott's Thrift Plan). Have the information that is printed in the box marked by the arrow
➔  XXXX XXXX XXXX XXXX  (located on the following page) available and follow the instructions.

Vote By Mail or Telephone: You can vote by mail or telephone by requesting paper copies of the materials, which will include a proxy card with further instructions.

Voting Items

The Board of Directors recommends you vote FOR the following:

1.	To elect eight members to our Board of Directors, each for a term of one year.

	Nominees:

	01)	John F. Bookout, III	05)	Gary P. Luquette
	02)	David Dickson	06)	William H. Schumann, III
	03)	Stephen G. Hanks	07)	Mary L. Shafer-Malicki
	04)	Erich Kaeser	08)	David A. Trice

The Board of Directors recommends you vote FOR the following proposal:

2.	To conduct an advisory vote to approve named executive officer compensation.

The Board of Directors recommends you vote 1 year on the following proposal:

3.	To conduct an advisory vote on the frequency with which to hold advisory votes on named executive officer compensation.

The Board of Directors recommends you vote FOR the following proposal:

4.	To ratify our Audit Committee's appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2017.